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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

New Mountain Finance Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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New Mountain Finance Corporation
787 Seventh Avenue, 48th Floor
New York, New York 10019

March 18, 2016

Dear Stockholder:

        You are cordially invited to attend the 2016 Annual Meeting of Stockholders ("Annual Meeting") of New Mountain Finance Corporation ("NMFC" or the "Company") to be held on April 27, 2016 at 9:00 a.m., Eastern Time. You will be able to participate in the Annual Meeting, vote and submit your questions via live webcast by visiting www.virtualshareholdermeeting.com/NMFC2016. Prior to the Annual Meeting you will be able to vote electronically at www.proxyvote.com.

        The notice of the Annual Meeting and the proxy statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, (i) the stockholders of NMFC will be asked to elect two directors to the board of directors of NMFC to serve for a term of three years, or until their successor is duly elected and qualifies; (ii) ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016 and (iii) to transact such other business that may properly come before the Annual Meeting.

        It is important that your shares be represented at the Annual Meeting. If you are unable to participate in the Annual Meeting during the scheduled time, I urge you to follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy on the Internet. I encourage you to vote via the Internet, as it saves us significant time and processing costs. However, on the Notice of Internet Availability of Proxy Materials, you will also find instructions on how to request a hard copy of the Proxy Statement and proxy card free of charge and you may vote your proxy by returning your proxy card to us after you request the hard copy materials. Your vote is important.

        To vote or to submit your questions during the Annual Meeting, please log on to www.virtualshareholdermeeting.com/NMFC2016. You will need to enter the 12-digit control number on your notice of the Annual Meeting. Your vote is important to us.

Sincerely yours,

Robert A. Hamwee Chief Executive Officer and President

New Mountain Finance Corporation
787 Seventh Avenue, 48th Floor
New York, New York 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
AND INTERNET AVAILABILITY OF PROXY MATERIALS
TO BE HELD ON APRIL 27, 2016

To the Stockholders of New Mountain Finance Corporation:

        A meeting (the "Annual Meeting") of stockholders of New Mountain Finance Corporation ("NMFC" or the "Company") will be held on April 27, 2016 at 9:00 a.m., Eastern Time. We are very pleased that this year's Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You can participate in the Annual Meeting, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/NMFC2016. You must have your 12- Digit Control Number in order to access the Annual Meeting. The Annual Meeting will be held for the following purposes:

  1.
  To elect two directors to the board of directors of NMFC who will each serve for a term of three years, or until their successors are duly elected and qualify;

  2.
  To ratify the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016; and

  3.
  To transact such other business as may properly come before the Annual Meeting.

        You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on March 2, 2016. NMFC is furnishing the Proxy Statement and proxy card to its stockholders on the Internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the Proxy Statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the Proxy Statement, and vote your proxy, on the Internet.

        Your vote is extremely important to us. If you are unable to attend the Annual Meeting, we encourage you to vote your proxy on the Internet by following the instructions provided on the Notice of Internet Availability of Proxy Materials. You may also request from us free of charge hard copies of the Proxy Statement and proxy card for the Company by following the instructions on the Notice of Internet Availability of Proxy Materials. In the event there are not sufficient votes for a quorum or to approve NMFC's proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by NMFC.

By Order of the Board of Directors,
Karrie J. Jerry Corporate Secretary

New York, New York
March 18, 2016

        This is an important meeting. To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your proxy via the Internet or request, complete, sign, date and return a proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares via the Internet.

New Mountain Finance Corporation
787 Seventh Avenue, 48th Floor
New York, New York 10019

PROXY STATEMENT

2016 Annual Meeting
of Stockholders of New Mountain Finance Corporation

        This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of New Mountain Finance Corporation ("NMFC" or the "Company") for use at the NMFC 2016 Annual Meeting (the "Annual Meeting") to be held on April 27, 2016, at 9:00 a.m., Eastern Time. You can virtually attend the Annual Meeting online, vote your shares electronically and submit questions during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/NMFC2016, and at any postponements or adjournments thereof. You will need to enter the 12-digit control number on your notice of the Annual Meeting. This Proxy Statement is being provided to the stockholders of NMFC via the Internet on or about March 18, 2016. In addition, a Notice of Annual Meeting and a Notice of Internet Availability of Proxy Materials are being sent to Stockholders of record of NMFC on or about March 18, 2016.

        We encourage you to vote your shares of NMFC's stock either by voting via the Internet while virtually attending the Annual Meeting, by telephone, or by granting a proxy (i.e., authorizing someone to vote your shares). Shares represented by duly executed proxies will be voted in accordance with your instructions. If you give no instructions on the proxy card(s), the shares covered by the proxy card will be voted "FOR" the matters listed in this Proxy Statement.

        If you are a stockholder "of record" (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the proxy tabulator, Broadridge Shareholder Services, in writing, by submitting a properly executed, later-dated proxy, or by voting virtually at the Annual Meeting. Please send your notification to Proxy Services, P.O. Box 9175, Farmingdale, New York 11735-9852, and submit a properly executed, later-dated proxy or vote virtually at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote virtually whether or not he or she has previously voted his or her shares. If your shares are held for your account by a broker, bank or other institution or nominee ("Broker Securities"), you may vote such securities at the Annual Meeting only if you obtain proper written authority from your institution or nominee and present it at the Annual Meeting. All of our directors are encouraged to attend the Annual Meeting. Stockholders have no dissenters' or appraisal rights in connection with any of the proposals described herein.

        Stockholders of record may also vote either via the Internet or by telephone. Specific instructions to be followed by stockholders of record interested in voting via the Internet or the telephone are shown on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the voter's identity and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded.

Purpose of Annual Meeting

At the Annual Meeting:

  1.
  The stockholders of NMFC will be asked to elect two directors to the board of directors of NMFC, who will each serve for a term of three years, or until their successors are duly elected and qualify;

  2.
  The stockholders of NMFC will be asked to ratify the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016; and

  3.
  Such other business as may properly come before the Annual Meeting will be transacted.

Shares

        Stockholders of NMFC may vote their shares, virtually or by proxy, at the Annual Meeting only if such stockholders were stockholders of record at the close of business on March 2, 2016 (the "Record Date"). On the Record Date, there were 63,880,437 shares of NMFC's common stock outstanding. Each share of NMFC's common stock is entitled to one vote.

Quorum Required

        A quorum of NMFC's stockholders must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or by proxy, of the holders of a majority of the shares of NMFC common stock outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Broker Securities for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered "Broker Non-Votes" with respect to such proposals) will be treated as shares present for quorum purposes.

        If a quorum is not present at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Vote Required

        Election of Directors.    A nominee for director shall be elected to the board of directors of NMFC if the votes cast for such nominee's election exceed the votes cast against such nominee's election. If you vote "Withhold Authority" with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and Broker Non-Votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

        Ratification of Independent Registered Public Accounting Firm.    The affirmative vote of a majority of the votes cast at the Annual Meeting or by proxy is required to ratify the appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company's independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker will be permitted to vote your shares for this proposal. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the ratification of appointment of Deloitte & Touche LLP to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2016.

        Additional Solicitation.    If there are not enough votes to approve any proposals at the Annual Meeting, the stockholders who are represented may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies.

        Also, a vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval thereof.

Information Regarding This Solicitation

        NMFC will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders and proxy card(s). We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

        In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of NMFC, NMFC's investment adviser, New Mountain Finance Advisers BDC, L.L.C. (the "Investment Adviser"), or NMFC's administrator, New Mountain Finance Administration, L.L.C. (the "Administrator"), without special compensation therefor.

        Stockholders may also provide their voting instructions by telephone or through the Internet. These options require stockholders to input the Control Number which is located on each proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

        Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholders in the same manner as the proxy being revoked and delivered to NMFC's proxy tabulator.

        The principal business address of both the Investment Adviser and the Administrator is 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Control Persons and Principal Stockholders

        The following table sets forth information with respect to the beneficial ownership of NMFC's common stock by:

  •
  each person known to NMFC to beneficially own 5.0% or more of the outstanding shares of NMFC's common stock;

  •
  each of NMFC's directors and each executive officer individually; and

  •
  all of NMFC's directors and executive officers as a group.

        Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and includes voting or investment power (including the power to dispose) with respect to the securities and assumes no other purchases or sales of securities since the most recently available Securities and Exchange Commission ("SEC") filings.

This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that NMFC has with respect to the present intent of the beneficial owners of the securities listed in the table below.

        Percentage of beneficial ownership below takes into account 63,880,437 shares of common stock of NMFC outstanding as of the Record Date. Unless otherwise indicated, the address for each listed holder is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

		NMFC Shares
	Type of Ownership in NMFC
Name		Number(1)	Percentage
Beneficial Owners of More than 5.0%:
Wells Fargo & Company(2)	Direct	5,748,926	9.00%
Executive Officers:
Karrie J. Jerry	Direct	1,541	*
Shiraz Y. Kajee	Direct	—	*
John R. Kline	Direct	20,764	*
Interested Directors:
Steven B. Klinsky(3)	Direct and Beneficial	5,485,777	8.59%
Robert A. Hamwee	Direct and Beneficial	227,534	*
Adam B. Weinstein	Direct	60,359	*
Independent Directors:
Alfred F. Hurley, Jr.	Direct	26,136	*
David R. Malpass	Direct and Beneficial	162,911	*
David Ogens	Direct	39,243	*
Kurt J. Wolfgruber	Direct and Beneficial	69,665	*
All executive officers and directors as a group (10 persons)	Direct and Beneficial	6,093,930	9.54%

*
Represents less than 1.0%.

(1)
Any fractional shares owned directly or beneficially have been rounded down for purposes of this table.

(2)
Such securities are held by certain investment vehicles controlled and/or managed by Wells Fargo & Company or its affiliates. The address for Wells Fargo & Company is 420 Montgomery Street, San Francisco, California 94104.

(3)
Mr. Klinsky directly owns 4,592,364 shares of NMFC's common stock. The Steven B. Klinsky Trust directly owns 133,456 shares of NMFC's common stock. The Steven B. Klinsky Non-GST Exempt Trust holds 759,957 shares.

        The following table sets forth the dollar range of NMFC equity securities which stockholders of NMFC have voting power that is beneficially owned by each of NMFC's directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Steven B. Klinsky	Over $100,000
Robert A. Hamwee	Over $100,000
Adam B. Weinstein	Over $100,000
Independent Directors:
Alfred F. Hurley, Jr.	Over $100,000
David R. Malpass	Over $100,000
David Ogens(4)	Over $100,000
Kurt J. Wolfgruber	Over $100,000

(1)
Beneficial ownership has been determined in accordance with Exchange Act Rule 16a-1(a)(2).

(2)
The dollar range of equity securities beneficially owned in NMFC is based on the closing price for NMFC's common stock of $12.47 per share on the Record Date on the New York Stock Exchange ("NYSE").

(3)
The dollar range of equity securities beneficially owned are: None, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000 or over $100,000.

(4)
Mr. Ogens is the beneficial owner of a limited partnership interest in New Mountain Partners, L.P. and New Mountain Partners II, L.P. that is held by Ogens Family, Inc.

PROPOSALS

PROPOSAL 1: ELECTION OF DIRECTORS

        Pursuant to NMFC's governing documents, the board of directors of NMFC is divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualifies.

        Messrs. Robert A. Hamwee and Alfred F. Hurley, Jr. have each been nominated for election for a three year term expiring in 2019 to the board of directors of NMFC, have indicated their willingness to serve if elected and have consented to be named as nominees. Messrs. Hamwee and Hurley have not been proposed for election pursuant to any agreement or understanding between each of Mr. Hamwee or Mr. Hurley and NMFC.

        A stockholder can vote for or withhold his or her vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy "FOR" the election of each of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the board of directors as a replacement. The board of directors has no reason to believe that the persons named below will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

        As described below under "Committees of the Board of Directors—Nominating and Corporate Governance Committee", the board of directors of NMFC has identified certain desired attributes for director nominees. Each of the directors and the director nominees have demonstrated high character and integrity, superior credentials and recognition in his respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of the directors and the director nominees also have sufficient time available to devote to the affairs of NMFC, are able to work with the other members of the board of directors and contribute to the success of NMFC and can represent the long-term interests of NMFC's stockholders, as a whole. NMFC's directors and the director nominees have been selected such that the board of directors represent a range of backgrounds and experience.

        Certain information, as of the Record Date, with respect to the nominees for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of NMFC, and a discussion of their particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of NMFC, in light of its business and structure.

        The business address of the nominees and the directors listed below is 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Nominees for Director

Class II Directors—Term Expiring 2019

        Mr. Hamwee is an "interested person" of NMFC as defined in the Investment Company Act of 1940, as amended (the "1940 Act") due to his position as the President and Chief Executive Officer of NMFC.

Name, Address and Age(1)	Position(s) Held with NMFC	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Interested Director
Robert A. Hamwee, 45	Chief Executive Officer, President and Director.	Class II Director since 2010; Term expires 2016.	Chief Executive Officer of NMFC since July 2010; President of NMFC since March 2011; Chief Executive Officer of New Mountain Finance Holdings, L.L.C. (business development company, "BDC") from 2010 to 2014; Chief Executive Officer and President of New Mountain AIV Holdings Corporation (BDC) from 2011 to 2014; and Managing Director of New Mountain Capital, L.L.C. since 2008.	Director of Edmentum, Inc. (educational software) since June 2015; Director of New Mountain Finance AIV Holdings Corporation (BDC) from 2011 to 2014, Director of New Mountain Finance Holdings, L.L.C. (BDC) from 2010 through 2014.

        Mr. Hamwee's depth of experience in managerial operational positions in investment management and financial services and as a member of other corporate board of directors, as well as his intimate knowledge of the business and operations of NMFC, provides the boards of directors valuable industry-and company-specific knowledge and expertise.

(1)
The business address of the director nominees and other directors and executive officers is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

        Mr. Hurley is not an "interested person" of NMFC as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) Held with NMFC	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Independent Director
Alfred F. Hurley, Jr., 61	Director.	Class II Director since 2010; Term expires 2016.	Vice Chairman at Emigrant Bank and Emigrant Bancorp (collectively, the "Bank") from 2007 and 2009, respectively, to 2012; Consultant to the Bank during 2013. Served as Chairman of the Bank's Credit and Risk Management Committee from 2008 to 2012 and as Acting Chief Risk Officer from 2009 to 2012; Serves as a Director, Chairman of the Compensation, Governance and Human Resources Committee and member of the Audit Committee at Merrill Corporation since 2013. Sole Member of Alfred F. Hurley, Jr. & Company, LLC, a consulting business, from February 2014 to the present.	Director of New Mountain Finance AIV Holdings Corporation (BDC) from 2010 to 2014; Director of New Mountain Finance Holdings, L.L.C. (BDC) from 2010 to 2014; and Director of Merrill Corporation (private financial services and printing company) since 2013; currently also serves on the Boards of the following non-profit entities: Student Sponsor Partnership, Inc. since 2005; Museum of American Finance since 2013 and a member of the Advisory Council for Bendheim Center for Finance at Princeton University since 2006.

        Mr. Hurley brings his experience in risk management as well as his experience in the banking and money management industries to the board of directors of NMFC. This background positions Mr. Hurley well to serve as a director of NMFC.

(1)
The business address of the director nominees and other directors and executive officers is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

 Current Directors

Class I Directors—Term Expiring 2018

        Mr. Ogens is not an "interested person" of NMFC as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) Held with NMFC	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Independent Director
David Ogens, 61	Director.	Class I Director since 2010; Term expires 2018.	President and Director of Med Inc. since 2011. Senior Managing Director and Head of Investment Banking at Leerink Swann LLC, a specialized healthcare investment bank, from 2005 to 2009.	Director of New Mountain Finance AIV Holdings Corporation (BDC) from 2011 to 2014; Director of New Mountain Finance Holdings, L.L.C. (BDC) from 2010 to 2014; Director of Med Inc. (a company that provides complex rehabilitation services to patients with serious muscular/neuro diseases) since 2011; Director of Apptis, Inc. (private government information technology services firm) from 2005 to 2011; and Director of Iron Bow Technologies (a commercial and federal information technology provider) in 2011.

        Mr. Ogens brings his experience in wealth management and investment banking, including experience with debt issuances, as well as industry-specific expertise in the healthcare industry to NMFC's board of directors. This background positions Mr. Ogens well to serve as a director of NMFC.

(1)
The business address of the director nominees and other directors and executive officers is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

        Mr. Weinstein is an "interested person" of NMFC as defined in 1940 Act due to his position as Executive Vice President and Chief Administrative Officer of NMFC.

Name, Address and Age(1)	Position(s) Held with NMFC	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Interested Director
Adam B. Weinstein, 37	Executive Vice President, Chief Administrative Officer and Director.	Class I Director since 2012; Term expires 2018.	Executive Vice President and Chief Administrative Officer of NMFC since January 2013; Chief Financial Officer and Treasurer of NMFC from July 2010 to January 2013; Chief Financial Officer and Treasurer of New Mountain Finance Holdings, L.L.C. (BDC) from July 2010 to January 2013; Managing Director and Chief Financial Officer along with other various roles of New Mountain Capital, L.L.C. since 2005.	Director of New Mountain Finance AIV Holdings Corporation (BDC) from 2012 to 2014; Director of New Mountain Finance Holdings, L.L.C. (BDC) from 2012 to 2014; Director of Great Oaks Foundation (education) from 2011 to present; Director of New Mountain Vantage (Cayman) Ltd. (hedge fund) from 2010 to present, Chairman since 2014; Director of New Mountain Vantage LO (Cayman) Ltd. (hedge fund) since 2014; Director of Bellerophon Therapeutics, Inc. (clinical stage therapeutics company) (NasdaqGM: BLPH) since 2014; Director of MJE (religious institution) since 2014; Director of Victory Education Partners (education management) since 2014; and Director of Private Equity CFO Association (peer professional education) from 2014 to present.

        Mr. Weinstein brings his industry-specific expertise and background in accounting to NMFC's board of directors. This background positions Mr. Weinstein well to serve as a director of NMFC.

(1)
The business address of the director nominees and other directors and executive officers is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Class III Directors—Term Expiring 2017

        Mr. Klinsky is an "interested person" of NMFC as defined in the 1940 Act due to his position as the Founder and Chief Executive Officer of New Mountain Capital, L.L.C. since its inception in 1999.

Name, Address and Age(1)	Position(s) Held with NMFC	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Interested Director
Steven B. Klinsky, 59	Chairman of the board of directors.	Class III Director since 2010; Term expires 2017.	Founder and Chief Executive Officer of New Mountain Capital, L.L.C. (private equity firm) from its inception in 1999 to present.	Director of New Mountain Finance AIV Holdings Corporation (BDC) from 2010 to 2014; Director of New Mountain Finance Holdings, L.L.C. (BDC) from 2010 to 2014; Director of Gary Klinsky Children Centers (after school program) since 1993; Director of Private Equity Growth Capital Council (industry trade association) since 2012; Director of Victory Education Partners (education management) since 1999; Director of Avantor Performing Materials Holding, Inc. (high purity laboratory chemicals) since 2011; Director of IRI Group Holdings, Inc. (market research and predictive analytics) since 2011; Chairman of Modern States Accrediting Agency (provider of online college access) since 2015; Director of Overland Solutions, Inc. (insurance services) from 2003 to 2014; Director of SNL Financial LLC (financial data and analysis provider) from 2011 to 2015; currently also serves on the board of Second Stage Theatre (off- broadway theatre company), Great Oaks (charter school) and Harvard Law School, Dean's Advisory Council; Board member from 2010 to 2015, and Chairman since 2015 of Harvard University's Program on Education Policy & Governance (research program); Chairman of New Spirit Alliance (digital news site) since 2015; Director of RedPrairie Holding, Inc. (software) from 2010 to 2012; Director of Deltek (software) from 2005 to 2012; Director of Inmar, Inc. (third party logistics) from 2007 to 2014; Director of Oakleaf Global Holdings, Inc. (waste management) from 2007 to 2011; Director of Connextions, Inc. (healthcare services) from 2006 to 2011; Director of Apptis, Inc. (information technology contracting) from 2003 to 2011; and also serves as the Managing Member to RCLM, LLC (Real Clear Life) and SKMedia, both media companies, since 2015.

        From his experience as an executive or director of public and private companies of financial advisory and private equity companies, Mr. Klinsky brings broad financial advisory and investment management expertise to the board of directors. Mr. Klinsky's intimate knowledge of the business and operations of NMFC, as the Founder and Chief Executive Officer of New Mountain Capital, L.L.C.

(1)
The business address of the director nominees and other directors and executive officers is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

and his experience as a board member or chairman of other publicly-held companies, positions him well to serve as the chairman of NMFC's board of directors.

  Mr. Wolfgruber is not an "interested person" of NMFC as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) Held with NMFC	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
Kurt J. Wolfgruber, 65	Director.	Class III Director since 2010; Term expires 2017.	Private investor; Trustee, Exchange Traded Concepts (ETF platform company) since 2012; President of OppenheimerFunds, Inc. (investment management) from 2007 to 2009; Executive Vice President and Chief Investment Officer of OppenheimerFunds, Inc. from 2003 to 2007; Senior Investment Officer and Director of Domestic Equities of OppenheimerFunds, Inc. from 2000 to 2003.	Director of New Mountain Finance AIV Holdings Corporation (BDC) from 2011 to 2014. Director of New Mountain Finance Holdings, L.L.C. (BDC) from 2010 through 2014.

        Mr. Wolfgruber brings experience in portfolio management and his abilities as a chartered financial analyst to the board of directors of NMFC. This background positions Mr. Wolfgruber well to serve as a director of NMFC.

  Mr. Malpass is not an "interested person" of NMFC as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) Held with NMFC	Terms of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director or Nominee for Director During Past Five Years
David R. Malpass, 60	Director.	Class III Director since 2012; Term expires 2017.	Private investor; President of Encima Global (global finance and economic research consulting firm) from 2008 to present; Chief Economist for Bear Stearns (financial institution) from 1993 to 2008.	Director of New Mountain Finance AIV Holdings Corporation (BDC) from 2012 to 2014; Director of New Mountain Finance Holdings, L.L.C. (BDC) from 2012 to 2014; and Director of various UBS mutual funds from May 2014 to present.

        Mr. Malpass brings his experience in global economics and research to the board of directors of NMFC. This background positions Mr. Malpass well to serve as a director of NMFC.

(1)
The business address of the director nominees and other directors and executive officers is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Information about Executive Officers Who Are Not Directors

        The following information, as of the Record Date, pertains to the executive officers who are not directors or nominees for election as directors of NMFC.

Name, Address, and Age(1)	Position(s) Held with Registrants	Principal Occupation(s) During Past 5 Years
Karrie J. Jerry, 41	Chief Compliance Officer and Corporate Secretary	Chief Compliance Officer and Corporate Secretary of NMFC since June 2015; Compliance Vice President and Assistant Corporate Secretary of NMFC since 2011; Compliance Associate and Assistant Corporate Secretary at Apollo Investment Corporation (BDC) from 2005 to 2011.

Shiraz Y. Kajee, 36	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer of NMFC since December 2015; Head of U.S. Finance at Man Investments from 2012 to 2015; Vice President of Private Wealth Finance at Goldman, Sachs & Co. from 2010 to 2012; Senior Vice President of Corporate Loans Finance at Citigroup Inc. from 2006 to 2010.

John R. Kline, 40	Chief Operating Officer and Executive Vice President	Chief Operating Officer and Executive Vice President of NMFC since 2013; Managing Director of New Mountain Capital, L.L.C. (advisory) (private equity firm) since 2008. Investment Analyst at GSC Group (investment firm) from 2001 to 2008; Director of Unitek Global Services, Inc. (business services company) since January 2015.

(1)
The business address of the executive officers is c/o New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019.

Director Independence

        In accordance with rules of the NYSE, NMFC's board of directors annually determines each director's independence. We do not consider a director independent unless the board of directors has determined that he has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director and officer completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

        Our governance guidelines, which are available on NMFC's website at www.newmountainfinance.com, require any director who has previously been determined to be independent to inform the chairman of the board of directors, the chairman of the nominating and corporate governance committee and the corporate secretary of any change in circumstance that may cause his status as an independent director to change. The board of directors limits membership on the audit committee, the valuation committee, the nominating and corporate governance committee and the compensation committee to independent directors. In order to evaluate the materiality of any such relationship, the board of directors uses the definition of director independence set forth in the corporate governance listing standards promulgated by the NYSE.

        The board of directors has determined that each of the directors and the director nominees are independent and has no relationship with us, except as a director and stockholder of NMFC, with the exception of Steven B. Klinsky, as a result of his positions as founder and chief executive officer of New Mountain Capital, L.L.C., Robert A. Hamwee, as a result of his positions as chief executive officer and president of NMFC and Adam B. Weinstein, as a result of his positions as executive vice president and chief administrative officer of NMFC.

Board Leadership Structure

        NMFC's board of directors monitors and performs an oversight role with respect to NMFC's business and affairs, compliance with regulatory requirements and the services, expenses and performance of service providers to NMFC. Among other things, NMFC's board of directors approves the appointment of the Administrator and officers, reviews and monitors the services and activities performed by the Administrator and officers and approves the engagement, and reviews the performance of, NMFC's independent public accounting firm.

        Under NMFC's bylaws, NMFC's board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to the chairman by the board of directors. NMFC does not have a fixed policy as to whether the chairman of the board should be an independent director and believe that they should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of NMFC and its stockholders at such times.

        Mr. Klinsky currently serves as the chairman of NMFC's board of directors. Mr. Klinsky is an "interested person" of NMFC as defined in Section 2(a)(19) of the 1940 Act because he is the founder and chief executive officer of New Mountain Capital, L.L.C., serves on the investment committee of the Investment Adviser and is the managing member of the sole member of the Investment Adviser. NMFC believes that Mr. Klinsky's history with New Mountain Capital, L.L.C., familiarity with our investment objectives and investment strategy, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of NMFC's board of directors. NMFC believes that, at present, they are best served through this leadership structure, as Mr. Klinsky's relationship with the Investment Adviser and New Mountain Capital, L.L.C., provides an effective bridge and encourages an open dialogue between NMFC's management and its board of directors, ensuring that all groups act with a common purpose.

        NMFC's board of directors does not currently have a designated lead independent director. NMFC is aware of the potential conflicts that may arise when a non-independent director is chairman of the board of directors, but believes these potential conflicts are offset by its strong corporate governance policies. NMFC's corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management over which the chairman of the audit committee presides, the establishment of audit, valuation, nominating and corporate governance and compensation committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering NMFC's compliance policies and procedures.

        NMFC recognizes that different board leadership structures are appropriate for companies in different situations. NMFC intends to continue to re-examine its corporate governance policies on an ongoing basis to ensure that they continue to meet NMFC's needs.

Board of Directors' Role In Risk Oversight

        NMFC's board of directors performs its risk oversight function primarily through (1) its four standing committees which report to the board of directors, each of which is comprised solely of independent directors and (2) active monitoring by NMFC's chief compliance officer and its compliance policies and procedures.

        NMFC's audit committee, valuation committee, nominating and corporate governance committee and compensation committee assist NMFC's board of directors in fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing NMFC's accounting and financial reporting processes, NMFC's systems of internal controls regarding finance and accounting, and audits of NMFC's financial statements, including the independence of NMFC's independent auditors. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by NMFC's board of directors, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of NMFC's board of directors and reporting any deficiencies or violations of such valuation policies to NMFC's board of directors on at least a quarterly basis, and reviewing other matters that NMFC's board of directors or the valuation committee deems appropriate. The nominating and corporate governance committee's risk oversight responsibilities include selecting, researching and nominating directors for election by NMFC's stockholders, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and NMFC's management. The compensation committee is responsible for periodically reviewing director compensation and recommending any appropriate changes to NMFC's board of directors. In addition, although NMFC does not directly compensate its executive officers currently, to the extent that NMFC does so in the future, the compensation committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation.

        NMFC's board of directors performs its risk oversight responsibilities with the assistance of the chief compliance officer. The board of directors quarterly reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of NMFC's compliance policies and procedures and its service providers. The chief compliance officer's quarterly report addresses at a minimum:

  •
  the operation of NMFC's compliance policies and procedures and its service providers since the last report;

  •
  any material changes to these policies and procedures since the last report;

  •
  any recommendations for material changes to these policies and procedures as a result of the chief compliance officer's annual review; and

  •
  any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee NMFC's compliance activities and risks.

        In addition, the chief compliance officer meets separately in executive session with the independent directors at least once each year.

        NMFC believes that its board of director's role in risk oversight is effective, and appropriate given the extensive regulation to which it is subject as a business development company. NMFC is required to comply with certain regulatory requirements that control the levels of risk in NMFC's business and operations. For example, NMFC's ability to incur indebtedness is limited because its asset coverage must equal at least 200.0% immediately after it incurs indebtedness. On November 5, 2014, the Company received exemptive relief from the SEC to permit the Company to exclude the SBA-guaranteed debentures of New Mountain Finance SBIC L.P. from the Company's 200.0% asset coverage test under the 1940 Act. As such, the Company's ratio of total consolidated assets to outstanding indebtedness may be less than 200.0%. This provides the Company with increased investment flexibility but also increases the Company's risks related to leverage. NMFC generally has to invest at least 70.0% of its total assets in "qualifying assets" and is not generally permitted to invest in any portfolio company in which one of its affiliates currently has an investment.

        NMFC recognizes that different board of director roles in risk oversight are appropriate for companies in different situations. NMFC intends to re-examine the manners in which the board of directors administers its oversight function on an ongoing basis to ensure that they continue to meet NMFC's needs.

Committees of the Board of Directors

        NMFC's board of directors has established an audit committee, a nominating and corporate governance committee, a compensation committee and a valuation committee. The members of each committee have been appointed by the board of directors of NMFC and serve until their successor is elected and qualifies, unless they are removed or resign. During 2015, the board of directors of NMFC held eight board of directors meetings, four audit committee meetings, two nominating and corporate governance committee meetings, one compensation committee meetings and eight valuation committee meetings. All directors attended at least 75.0% of the aggregate number of meetings of the board of directors and of the respective committees on which they serve. We require each director to make a diligent effort to attend all board and committee meetings as well as each annual meeting of NMFC's stockholders.

Audit Committee

        The audit committee operates pursuant to a charter approved by NMFC's board of directors, a copy of which is available on NMFC's website at www.newmountainfinance.com. The charter sets forth the responsibilities of the audit committee. The audit committee is responsible for recommending the selection of, engagement of and discharge of NMFC's independent auditors, reviewing the plans, scope and results of the audit engagement with the independent auditors, approving professional services provided by the independent auditors (including compensation therefore), reviewing the independence of the independent auditors and reviewing the adequacy of NMFC's internal controls over financial reporting. The members of the audit committee are Alfred F. Hurley, Jr., David Ogens, David R. Malpass and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Kurt J. Wolfgruber serves as the chairman of the audit committee and NMFC's board of directors has determined that Alfred F. Hurley, Jr., David Ogens and Kurt J. Wolfgruber are "audit committee financial experts" as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act, and that each of them meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Nominating and Corporate Governance Committee

        The nominating and corporate governance committee operates pursuant to a charter approved by NMFC's board of directors, copies of which are available on NMFC's website at www.newmountainfinance.com. The charter sets forth the responsibilities of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for determining criteria for service on the board of directors, identifying, researching and nominating directors for election by NMFC's stockholders, selecting nominees to fill vacancies on NMFC's board of directors or committees of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the self-evaluation of the board of directors and its committees and evaluation of NMFC's management. The nominating and corporate governance committee considers nominees properly recommended by NMFC's stockholders. The members of the nominating and corporate governance committee are Alfred F. Hurley, Jr., David Ogens, David R. Malpass and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred F. Hurley, Jr. serves as the chairman of the nominating and corporate governance committee.

        The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the board of directors, NMFC and its stockholders. In considering possible candidates for election as a director, the nominating and corporate governance committee take into account, in addition to such other factors as they deem relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to management;

  •
  have sufficient time available to devote to the affairs of NMFC;

  •
  are able to work with the other members of the board of directors and contribute to the success of NMFC;

  •
  can represent the long-term interests of NMFC's stockholders as a whole; and

  •
  are selected such that the board of directors represent a range of backgrounds and experience.

        The nominating and corporate governance committee has not adopted formal policies with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the board of directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee's goal of creating a board of directors that best serves the needs of NMFC and the interest of its stockholders.

Compensation Committee

        The compensation committee operates pursuant to a charter approved by NMFC's board of directors, a copy of which is available on NMFC's website at www.newmountainfinance.com. The charter sets forth the responsibilities of the compensation committee. The compensation committee is responsible for periodically reviewing director compensation and recommending any appropriate changes to the board of directors. In addition, although NMFC does not directly compensate its executive officers currently, to the extent that it does so in the future, the compensation committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. The compensation committee is also responsible for annually reviewing and recommending for approval to NMFC's board of directors an investment advisory and management agreement and an administration agreement. Lastly, the compensation committee would produce a report on NMFC's executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on NMFC's executive compensation practices and policies. The compensation committee has the authority to engage compensation consultants, although it does not currently do so, and to delegate its duties and responsibilities to a member or to a subcommittee of the compensation committee. The compensation committee is composed of Alfred F. Hurley, Jr., David Ogens, David R. Malpass and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. Alfred F. Hurley, Jr. serves as chairman of the compensation committee.

Valuation Committee

        The valuation committee operates pursuant to a charter approved by NMFC's board of directors, a copy of which is available on NMFC's website at www.newmountainfinance.com. The charter sets forth the responsibilities of the valuation committee. The valuation committee is responsible for making recommendations in accordance with the valuation policies and procedures adopted by the board of directors of NMFC, reviewing valuations and any reports of independent valuation firms, confirming that valuations are made in accordance with the valuation policies of the board of directors of NMFC and reporting any deficiencies or violations of such valuation policies to the board of directors on at least a quarterly basis, and reviewing other matters that the board of directors or the valuation committee deem appropriate. The valuation committee is composed of Alfred F. Hurley, Jr., David Ogens, David R. Malpass and Kurt J. Wolfgruber, each of whom is not an interested person of NMFC for purposes of the 1940 Act and is independent for purposes of the NYSE's corporate governance listing standards. David Ogens serves as chairman of the valuation committee.

Communication with the Board of Directors

        Stockholders and all other interested parties with questions about NMFC are encouraged to contact NMFC via the "Contact Us" page on NMFC's website at www.newmountainfinance.com. However, if stockholders believe that their questions have not been addressed, they may communicate with NMFC's board of directors by sending their communications to New Mountain Finance Corporation, c/o Karrie J. Jerry, Corporate Secretary, 787 Seventh Avenue, 48th Floor, New York, New York 10019. All stockholder communications received in this manner will be delivered to one or more members of the board of directors.

Code of Ethics

        NMFC has adopted a code of ethics which applies to, among others, its senior officers, including its chief executive officer and its chief financial officer, as well as every other officer, director and employee of NMFC. NMFC's code of ethics can be accessed via its website at www.newmountainfinance.com. NMFC intends to disclose amendments to or waivers from a required provision of the code of ethics on Form 8-K.

Compensation of Directors

        The following table sets forth the compensation of received by NMFC's directors for the year ended December 31, 2015.

Name	Fees Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Steven B. Klinsky	—	—	—
Robert A. Hamwee	—	—	—
Adam B. Weinstein	—	—	—
Independent Directors
David Ogens	$116,052	—	$116,052
Alfred F. Hurley, Jr.	$105,190	—	$105,190
Kurt J. Wolfgruber	$111,690	—	$111,690
David R. Malpass	$103,190	—	$103,190

(1)
For a discussion of the independent directors' compensation, see below.

(2)
We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

        Effective October 1, 2015, the independent directors of NMFC receive an annual retainer fee of $95,000 (which was $85,000 before October 1, 2015) and further receive a fee of $2,500 for each regularly scheduled board of directors meeting and a fee of $1,000 for each special board of directors meeting as well as reimbursement of reasonable and documented out-of-pocket expenses incurred in connection with attending each board of directors meeting. In addition, the chairman of the audit committee receives an annual retainer of $7,500, while the chairman of the valuation committee, the chairman of the compensation committee and the chairman of the nominating and corporate governance committee receive annual retainers of $5,000, $1,000 and $1,000, respectively. No compensation is paid to directors who are interested persons of NMFC as defined in the 1940 Act.

Compensation of Executive Officers

        None of NMFC's executive officers receive direct compensation from NMFC. NMFC does not engage any compensation consultants. The compensation of the principals and other investment professionals of the Investment Adviser is paid by the Investment Adviser. Compensation paid to NMFC's chief financial officer and chief compliance officer is set by the Administrator and is subject to reimbursement by NMFC of the allocable portion of such compensation for services rendered to NMFC.

Indemnification Agreements

        NMFC entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the directors the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that NMFC shall indemnify the director who is a party to the agreement, or an Indemnitee, including the advancement of legal expenses, if, by reason of his corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act. Any amounts owing by NMFC to any Indemnitee pursuant to the indemnification agreements will be payable by NMFC.

Certain Relationships and Transactions

        NMFC has entered into an investment advisory and management agreement (the "Investment Management Agreement") with the Investment Adviser. Pursuant to the Investment Management Agreement, NMFC has agreed to pay the Investment Adviser a fee for investment advisory and management services consisting of two components—a base management fee (described below) and an incentive fee (based on NMFC's performance). The base management fee is calculated at an annual rate of 1.75% of NMFC's gross assets, which equals the Company's total assets, less (i) the borrowings under the senior loan fund's Loan and Security Agreement with Wells Fargo Bank, National Associations dated October 27, 2010, as amended (the "SLF Credit Facility"), and (ii) cash and cash equivalents. Since the initial public offering ("IPO"), the base management fee calculation has deducted the borrowings under the SLF Credit Facility. The SLF Credit Facility had historically consisted of primarily lower yielding assets at higher advance rates. As part of an amendment to the existing credit facilities with Wells Fargo Bank, National Association, the SLF Credit Facility merged with the New Mountain Finance Holdings L.L.C.'s credit facility on December 18, 2014. Post credit facility merger and to be consistent with the methodology since the IPO, the Investment Adviser will continue to waive management fees on the leverage associated with those assets that share the same underlying yield characteristics with investments leveraged under the legacy SLF Credit Facility. The Investment Adviser cannot recoup management fees that the Investment Adviser has previously waived. Steven B. Klinsky, through his financial interest in the Investment Adviser, is entitled to a portion of any profits earned by the Investment Adviser, which includes any fees payable to the Investment Adviser under the terms of the Investment Management Agreement, less expenses incurred by the Investment Adviser in performing its services under the Investment Management Agreement. In addition, NMFC's executive officers and directors, as well as the current or future members of the Investment Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as NMFC does or of investment funds managed by NMFC's affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in NMFC and NMFC's stockholders' best interests.

        Although NMFC is currently New Mountain Capital, L.L.C.'s only vehicle focused primarily on investing in first and second lien debt, unsecured notes and mezzanine securities, in the future, the principals of the Investment Adviser and/or New Mountain Capital, L.L.C. employees that provide services pursuant to the Investment Management Agreement may manage other funds which may from time to time have overlapping investment objectives with NMFC and, accordingly, may invest in, whether principally or secondarily, asset classes similar to those targeted by NMFC. If this occurs, the Investment Adviser may face conflicts of interest in allocating investment opportunities to NMFC and such other funds. Although the investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that NMFC may not be given the opportunity to participate in certain investments made by investment funds managed by the Investment Adviser or persons affiliated with the Investment Adviser or that certain of these investment funds may be favored over NMFC. When these investment professionals identify an investment, they will be forced to choose which investment fund should make the investment. Alternatively, depending on the availability of such investments and other appropriate factors, the Investment Adviser or its affiliates may determine that NMFC should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with the Investment Adviser's allocation procedures.

        NMFC has entered into an administration agreement as amended and restated (the "Administration Agreement") with the Administrator. The Administrator arranges office space for NMFC and provides office equipment and administrative services necessary to conduct NMFC's day-to-day operations pursuant to the Administration Agreement. NMFC reimburses the Administrator for the allocable portion of overhead and other expenses incurred by it in performing its obligations to us under the Administration Agreement, which includes the fees and expenses associated with performing administrative, finance, and compliance functions, and the compensation of NMFC's chief financial officer and chief compliance officer and their respective staffs. Pursuant to the Administration Agreement, as amended and restated, and further restricted by NMFC, the Administrator may, in its own discretion, submit to NMFC for reimbursement some or all of the expenses that the Administrator has incurred on NMFC's behalf during any quarterly period. As a result, the amount of expenses for which NMFC will have to reimburse the Administrator may fluctuate in future quarterly periods and there can be no assurance given as to when, or if, the Administrator may determine to limit the expenses that the Administrator submits to NMFC for reimbursement in the future. However, it is expected that the Administrator will continue to support part of NMFC's expense burden in the near future and may decide to not calculate and charge through certain overhead related amounts as well as continue to cover some of the indirect costs. The Administrator cannot recoup any expenses that the Administrator has previously waived.

        NMFC, the Investment Adviser and the Administrator have entered into a royalty-free Trademark License Agreement, as amended, with New Mountain Capital, L.L.C., pursuant to which New Mountain Capital, L.L.C. has agreed to grant NMFC, the Investment Adviser and the Administrator a non-exclusive, royalty-free license to use the name "New Mountain" and "New Mountain Finance". Under this Trademark License Agreement, as amended, subject to certain conditions, NMFC, the Investment Adviser and the Administrator have a right to use the "New Mountain" and the "New Mountain Finance" names for so long as the Investment Adviser or one of its affiliates remains NMFC's investment adviser. Other than with respect to this limited license, NMFC, the Investment Adviser and the Administrator have no legal right to the "New Mountain" and the "New Mountain Finance" names.

        Concurrently with the closing of NMFC's initial public offering, NMFC sold 2,172,000 shares of its common stock to certain executives and employees of, and other individuals affiliated with, New Mountain Capital, L.L.C. in a separate private placement at the initial public offering price per share.

        NMFC, as an investment adviser registered under the Investment Advisers Act of 1940, as amended, acts as the collateral manager to NMFC Senior Loan Program I, LLC ("SLP I") and is entitled to receive a management fee for its investment management services provided to SLP I. As a result, SLP I is classified as an affiliate of NMFC. SLP I is a portfolio company of NMFC in which NMFC owns a less than 25.0% ownership stake.

        In the ordinary course of business, NMFC may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that NMFC does not engage in any prohibited transactions with any persons affiliated with NMFC, NMFC has implemented certain policies and procedures whereby NMFC's executive officers screen each of NMFC's transactions for any possible affiliations between the proposed portfolio investment, NMFC, companies controlled by us and our employees and directors. NMFC will not enter into any agreements unless and until NMFC is satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, NMFC has taken appropriate actions to seek board review and approval or exemptive relief for such transaction. NMFC's board of directors reviews these procedures on a quarterly basis.

        NMFC has adopted a code of ethics which applies to, among others, NMFC's senior officers, including NMFC's chief executive officer and chief financial officer, as well as all of NMFC's officers, directors and employees. NMFC's code of ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual's personal interests and NMFC's interests. Pursuant to such code of ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to NMFC's chief compliance officer.

Board Consideration of the Investment Advisory and Management Agreement

        NMFC's board of directors determined at an in-person meeting held on February 3, 2016, to re-approve the Investment Management Agreement between NMFC and the Investment Adviser. In its consideration of the re-approval of the Investment Management Agreement, the board of directors of NMFC focused on information it had received relating to, among other things:

  •
  the nature, quality and extent of the advisory and other services to be provided to NMFC by the Investment Adviser;

  •
  comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;

  •
  NMFC's projected operating expenses and expense ratio compared to BDCs with similar investment objectives;

  •
  any existing and potential sources of indirect income to the Investment Adviser or the Administrator from their relationships with NMFC and the profitability of those relationships, including through the Investment Management Agreement and the Administration Agreement;

  •
  information about the services to be performed and the personnel performing such services under the Investment Management Agreement;

  •
  the organizational capability and financial condition of the Investment Adviser and its affiliates;

  •
  the Investment Adviser's practices regarding the selection and compensation of brokers that may execute NMFC's portfolio transactions and the brokers' provision of brokerage and research services to the Investment Adviser; and

  •
  the possibility of obtaining similar services from other third party service providers or through an internally managed structure.

        Based on the information reviewed and the discussions, the board of directors of NMFC, including a majority of the non-interested directors, concluded that fees payable to the Investment Adviser pursuant to the Investment Management Agreement were reasonable in relation to the services to be provided. The board of directors of NMFC did not assign relative weights to the above factors or the other factors considered by it. In addition, the board of directors of NMFC did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of the board of directors of NMFC may have given different weights to different factors.

Section 16(a) Beneficial Ownership Reporting Compliance

        Pursuant to Section 16(a) of the Exchange Act, NMFC's directors and executive officers, and any persons holding more than 10.0% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and NMFC. Specific due dates for those reports have been established, and NMFC is required to report herein any failure to file such reports by those due dates. Based solely upon review of Forms 3, 4 and 5 (and amendments thereto) furnished to NMFC during or in respect of the year ended December 31, 2015 and written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers, and 10.0% or greater stockholders were satisfied in a timely manner during the year ended December 31, 2015.

 PROPOSAL II: RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP AS NMFC'S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED
DECEMBER 31, 2016

        The Audit Committee and the independent directors of the board of directors of NMFC have selected Deloitte & Touche LLP to serve as the independent registered public accounting firm for NMFC for the fiscal year ending December 31, 2016. This selection is subject to ratification or rejection by the stockholders of the Company.

        Deloitte & Touche LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in NMFC or its affiliates. It is expected that a representative of Deloitte & Touche LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.

Table below in thousands

	Year Ended December 31, 2015	Year Ended December 31, 2014
Audit Fees	$696.3	$572.5
Audit-Related Fees	75.4	208.8
Tax Fees	203.5	362.4
All Other Fees	—	—

Total Fees:	$975.2	$1,143.7

        Audit Fees:    Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the condensed consolidated financial statements filed with the SEC on Forms 10-K and 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as comfort letters, consents and review of documents filed with the SEC, including certain Form 8-K filings. Audit fees also include fees for the audit opinion rendered regarding the effectiveness of internal control over financial reporting.

        Audit-Related Fees:    Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under "Audit Fees". These services include, among other things, providing comfort letters and consents related to filings made with the SEC, as well as attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

        Tax Services Fees:    Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.

        All Other Fees:    Other fees would include fees for products and services other than the services reported above.

AUDIT COMMITTEE REPORT

        The audit committee of the board of directors operates under a written charter adopted by the board of directors. The audit committee is currently composed of Messrs. Hurley, Malpass, Ogens and Wolfgruber.

        Management is responsible for NMFC's internal controls and the financial reporting process. NMFC's independent registered public accounting firm is responsible for performing an independent audit of NMFC's financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those audited financial statements in accordance with accounting principles generally accepted in the United States. The audit committee's responsibility is to monitor and oversee these processes. The audit committee is also directly responsible for the appointment, compensation and oversight of NMFC's independent registered public accounting firm.

Pre-Approval Policy

        The audit committee has established a pre-approval policy that describes the permitted audit, audit-related, consulting services and other services to be provided by Deloitte & Touche LLP, NMFC's independent registered public accounting firm. The policy requires that the audit committee pre-approve the audit, non-audit and consulting services performed by the independent auditors in order to assure that the provision of such services does not impair the auditors' independence.

        Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the audit committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the audit committee. However, the audit committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibilities to pre- approve services performed by the independent registered public accounting firm to management. The Audit Committee preapproved 100% of services described in this policy.

Review with Management

        The audit committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the audit committee that NMFC's financial statements were prepared in accordance with accounting principles generally accepted in the United States.

Review and Discussion with Independent Registered Public Accounting Firm

        The audit committee has discussed with Deloitte & Touche LLP, NMFC's independent registered public accounting firm, matters required to be discussed by Public Company Accounting Oversight Board ("PCAOB") Auditing Standard 16 (Communication with Audit Committees). The audit committee receives and reviews the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3520 (Auditor Independence), and has discussed with the auditors the auditors' independence. The audit committee has also considered the compatibility of non-audit services with the auditors' independence.

Conclusion

        Based on the audit committee's discussions with management and the independent registered public accounting firm, the audit committee's review of the audited financial statements, the representations of management and the reports of the independent registered public accounting firm to the audit committee, the audit committee recommends that the board of directors include the audited financial statements in NMFC's Annual Report on Form 10-K for the year ended December 31, 2015 for filing with the SEC.

THE AUDIT COMMITTEE Kurt J. Wolfgruber, Chair Alfred F. Hurley, Jr. David R. Malpass David Ogens

        The material contained in the foregoing Audit committee Report is not "soliciting material", is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of any of NMFC under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

        The affirmative vote of a majority of the votes cast at the Annual Meeting or by proxy is required to approve this proposal. Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2016. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company's registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, your broker will be permitted to vote your shares for this proposal.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2016.

 OTHER BUSINESS

Submission of Stockholder Proposals

        NMFC expects that the 2017 Meeting of Stockholders will be held in April 2017, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting pursuant to the SEC's Rule 14a-8 must submit the proposal in writing to NMFC at its address of 787 Seventh Avenue, 48th Floor, New York, New York 10019, and NMFC must receive the proposal no later than November 18, 2016, in order for the proposal to be considered for inclusion in NMFC's proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in NMFC's proxy statement or presentation at the meeting.

        Stockholder proposals or director nominations to be presented at the 2017 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC's Rule 14a-8, must be delivered to, or mailed and received at, the principal executive offices of NMFC not less than 90 days or more than 120 days in advance of the one year anniversary of the date NMFC's proxy statement was released to stockholders in connection with the previous year's Annual Meeting of Stockholders. For the 2017 Annual Meeting of Stockholders, NMFC must receive such proposals and nominations between December 28, 2016 and January 27, 2017. If the date of the Annual Meeting has been changed by more than thirty (30) calendar days from the date contemplated at the time of the previous year's proxy statement, stockholder proposals or director nominations must be so received not later than the tenth day following the day on which such notice of the date of the 2017 Annual Meeting of Stockholders or such public disclosure is made. Proposals must also comply with the other requirements contained in NMFC's Bylaws, including supporting documentation and other information. Proxies solicited by NMFC will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

        Notices of intention to present proposals at the 2017 annual meeting should be addressed to Karrie J. Jerry, Corporate Secretary, 787 Seventh Avenue, 48th Floor, New York, New York 10019. NMFC reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

        NMFC's audit committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, "Accounting Matters"). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to NMFC's chief compliance officer. Persons who are uncomfortable submitting complaints to the chief compliance officer, including complaints involving the chief compliance officer, may submit complaints directly to NMFC's audit committee chair. Complaints may also be submitted on an anonymous basis via an anonymous online reporting system.

        The Chief Compliance Officer may be contacted at:

  Karrie J. Jerry
  Chief Compliance Officer
  New Mountain Finance Corporation
  787 Seventh Avenue
  48th Floor
  New York, New York 10019

  The Audit Committee Chair may be contacted at:

  Kurt J. Wolfgruber
  Audit Committee Chair
  New Mountain Finance Corporation
  787 Seventh Avenue
  48th Floor
  New York, New York 10019

Other Business

        The board of directors of NMFC does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the board of directors of NMFC, no matters may properly be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, the proxies will be voted in respect thereof in accordance with the discretion of the proxyholders. Whether or not you expect to attend the Annual Meeting, please vote your proxy via the Internet or request, complete, sign, date and a proxy card so that you may be represented at the Annual Meeting.

Annual Reports

        When available, NMFC will furnish, without charge, copies of NMFC's annual report on Form 10-K, quarterly reports on Form 10-Q and Current Reports on Form 8-K, to an investor upon request directed to New Mountain Finance Corporation, 787 Seventh Avenue, 48th Floor, New York, New York 10019, Attention: Investor Relations or by telephone at (212) 720-0300. There reports are also available at no cost through NMFC's website at www.newmountainfinance.com or through the SEC's EDGAR database at www.sec.gov.

        You are cordially invited to participate in the Annual Meeting. Whether or not you plan to attend the Annual Meeting virtually, you are requested to vote in accordance with the voting instructions in the Notice of Internet Availability of Proxy Materials, or by requesting hard copy proxy materials from us and returning a proxy card.

By Order of the board of directors
Karrie J. Jerry
Corporate Secretary

New York, New York
March 18, 2016

 PRIVACY NOTICE

        Your privacy is very important to us. This Privacy Notice sets forth our policies with respect to non-public personal information about our stockholders and prospective and former stockholders. These policies apply to stockholders of New Mountain Finance Corporation and may be changed at any time, provided a notice of such change is given to you. This notice supersedes any other privacy notice you may have received from us.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

  •
  Authorized Employees of our Investment Adviser.  It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

        We seek to carefully safeguard your private information and, to that end, restrict access to non-public personal information about you to those employees and other persons who need to know the information to enable us to provide services to you. We maintain physical, electronic and procedural safeguards to protect your non-public personal information.

        If you have any questions regarding this policy or the treatment of your non-public personal information, please contact our chief compliance officer at (212) 655-0083.

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/NMFC2016 Record Stockholders may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E00680-P74947 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY NEW MOUNTAIN FINANCE CORPORATION THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 and 2. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. The election of the following persons (except as marked to the contrary) as directors, who will each serve as a director of New Mountain Finance Corporation until 2019, or until their successors are duly elected and qualify. Nominees: 01  Robert A. Hamwee 02)  Alfred F. Hurley, Jr. For Against Abstain 2. To ratify the appointment of Deloitte & Touche LLP to serve as New Mountain Finance Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2016; 3. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. IMPORTANT: Please sign your name(s) exactly as shown hereon and date your proxy in the box provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E00681-P74947 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEW MOUNTAIN FINANCE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS APRIL 27, 2016 The undersigned stockholder of New Mountain Finance Corporation (the “Company”) acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and hereby appoints Robert Hamwee, Adam Weinstein, John Kline, Shiraz Kajee and Karrie Jerry, and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on April 27, 2016, at 9:00 a.m., Eastern Time, and at all postponements or adjournments thereof, as indicated on this proxy. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED ON THE REVERSE SIDE; where no choice is specified, it will be voted FOR Proposals 1 and 2 and in the discretion of the proxies with respect to matters described in Proposal 3. Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope. (CONTINUED ON REVERSE SIDE)

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on April 27, 2016. NEW MOUNTAIN FINANCE CORPORATION Meeting Information Meeting Type: Annual Meeting For holders as of: March 2, 2016 Date: April 27, 2016 Time: 9:00 a.m., Eastern Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/NMFC2016.  NEW MOUNTAIN FINANCE CORPORATION 787 7TH AVENUE, 49TH FLOOR NEW YORK, NY 10019 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/NMFC2016 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 13, 2016 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX During The Meeting: (located on the following page) available and follow the instructions. Go to www.virtualshareholdermeeting.com/NMFC2016. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors Recommends a vote FOR proposals 1 and 2. 1. The election of the following persons (except as marked to the contrary) as directors, who will each serve as a director of New Mountain Finance Corporation until 2019, or until their successors are duly elected and qualify. Nominees: 01) Robert A. Hamwee 02) Alfred F. Hurley, Jr. 2. To ratify the appointment of Deloitte & Touche LLP to serve as New Mountain Finance Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2016; 3. To vote upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.